EXHIBIT 23.1
                                                                    ------------




INDEPENDENT  AUDITOR'S  CONSENT


We consent to use in the Annual Report on Form 10-KSB under the Securities Exchange Act of 1934 for the year ended September 30, 1999, of Sportan United Industries, Inc. of our report dated December 16, 1999.


/s/ Malone  &  Bailey
Houston,  Texas

January  11,  2000



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